                                                                 Exhibit 99.2


                    PASTEUR SANOFI DIAGNOSTICS SA AND SUBSIDIARIES CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1999
                   (in million of U.S. dollars, except share data)


                                 ASSETS                              (Unaudited)
        Current Assets:
            Cash .................................................  $  11.3
            Accounts'receivable, net of allowance of $4.9.........     74.1
            Inventories:
            Raw materials ........................................      7.2
            Work in process ......................................     11.8
            Finished goods .......................................     19.5
              Total inventories...................................     38.5

            Prepaid expenses and other current assets ............     13.3
            Current portion of note receivable ...................      4.1

              Total current assets ...............................    141.3

        Property, Plant and Equipment:
           Land ..................................................      0.6
           Buildings ..............................................    35.2
           Equipment ..............................................    89.4

              Total property, plant and equipment...................  125.2
           Accumulated depreciation ................................  (88.8)

              Net property, plant and equipment.....................   36.4

        Intangible assets, net .....................................    1.6
        Notes receivables, net of current portion...................   14.3
        Other assets ...............................................    0.6

             Total assets .......................................... $194.2

                         LIABILITIES AND STOCKHOLDERS' EQUITY
        Current Liabilities:
           Lines of credit .........................................  $ 19.8
           Accounts payable ........................................    23.0
           Related entity payable ..................................    84.1
           Other current liabilities ...............................    33.7
        Total current liabilities ..................................   160.6

        Long-term liabilities ......................................     8.7

        Stockholders' Equity:
           Common stock (par value of $20; 2,321,160 shares authorized,



              issued and outstanding) ..............................    47.3
           Additional paid-in capital ..............................   182.2
           Accumulated deficit .....................................  (179.3)
           Accumulated currency translation adjustment .............   (25.3)
               Total stockholders' equity ..........................    24.9

              Total liabilities and stockholders' equity              $194.2


     The accompanying notes are an integral part of these statements.

                    PASTEUR SANOFI DIAGNOSTICS SA AND SUBSIDIARIES

                         CONSOLIDATED STATEMENT OF OPERATIONS
                        For the six month ending June 30, 1999
            (in millions of U.S. dollars, except share and per share data)

                                                                     (Unaudited)
     Revenue:
         Net sales..............................................      $  111.5
         Royalty revenue........................................           8.4
              Total.............................................         119.9

     Cost of Sales:
         Product cost of sales..................................          49.6
         Royalty expense........................................          14.3
              Total cost of sales...............................          63.9

     Operating Expenses:
         Selling, general and administrative....................          37.2
         Distribution...........................................           4.4
         Research and development...............................          10.9

              Total operating expenses..........................          52.5

              Operating income..................................           3.5
     Interest expense...........................................          (1.9)
     Other, net.................................................          (1.1)

              Pretax income.....................................           0.5
     Income tax.................................................           0.3

     Net income.................................................      $    0.2

     Weighted average common shares.............................     2,321,160

     Basic and diluted earnings per share.......................      $   0.09


           The accompanying notes are an integral part of these statements

                     PASTEUR SANOFI DIAGNOSTICS SA AND SUBSIDIARIES

                     CONSOLDATED STATEMENT OF STOCKHOLDERS' EQUITY
                        For the six months ending June 30, 1999
                    (in millions of U.S. dollars, except share data)


                                                                      Accumulated
                                               Additional               Currency    Total
                                Common Stock    Paid-in   Accumulated  Translation Stockholders'
                                Shares   Amount  Capital   Deficit     Adjustment    Equity
      Balance,
        December 31, 1998..... 2,321,160 $47.3   $182.2    $(179.5)    $(23.2)        $26.8
          Net Income..........                                 0.2                      0.2
          Currency Translation
           Adjustment.........                                           (2.1)         (2.1)

      Balance, June 30, 1999.. 2,321,160 $47.3   $182.2    $(179.3)    $(25.3)        $24.9


            The accompanying notes are an integral partof these statements.

                     PASTEUR SANOFI DIAGNOSTICS SA AND SUBSIDIARIES

                          CONSOLIDATED STATEMENT OF CASH FLOWS
                        For the six months ending June 30, 1999
                             (in millions of U.S. dollars)



                                                                      (Unaudited)
     Operating Activities:
        Net income.................................................    $  0.2
        Adjustment to reconcile net loss to net cash
         provided by operating activities:
           Depreciation and amortization...........................       5.3
           Loss on sale of assets..................................       0.1
     Changes in operating assets and liabilities:
           Decrease in inventories.................................       5.3
           Decrease in trade and other receivables.................      10.6
           Increase in other assets................................      (2.2)
           Decrease in accounts payable............................      (2.0)
           Decrease in other liabilities...........................      (3.9)

               Net cash provided by operating activities...........      13.4

     Investing Activities:
           Purchase of property and equipment......................      (5.1)
           Proceeds from sales of property and equipment...........       0.1

               Net cash used in investing activities...............      (5.0)

     Financing Activities:
           Proceeds from lines of credit, net......................       2.5
           Proceeds from long-term receivable......................       4.5
           Repayment to related entity, net........................     (11.2)

               Net cash used in financing activities...............      (4.2)

     Effect on foreign exchange rate changes on cash...............       0.2

     Net increase in cash..........................................       4.4
     Cash and cash equivalents, beginning of year..................       6.9

     Cash and cash equivalents, end of year........................    $ 11.3


            The accompanying notes are an integral part of these statements.

                     PASTEUR SANOFI DIAGNOSTICS SA AND SUBSIDIARIES
                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                     JUNE 30, 1999
                             (in millions of U.S. dollars)


     1.  BASIS OF PRESENTATION:

     The accompanying unaudited condensed financial statements of PSD and Subsidiaries, ("PSD" or the "Company"), reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented. All such adjustments are of a normal recurring nature. All amounts are presented in millions of U.S. dollars, except share amounts, and unless otherwise noted. The condensed consolidated financial statements should be read in conjunction with the notes to the consolidated financial statements contained in the Company's report for the years ended December 31, 1998 and 1997.

     2.  SEGMENT INFORMATION:

     The business is managed through zones defined by country of origin of sales.
     All sales are derived from in-vitro diagnostic products. Geographic sales data are presented below:

                                                                       6/30/99
                                                                       -------
          France ......................................................  52.9
          United States ...............................................  16.4
          Other foreign ...............................................  42.2
              Total ................................................... 111.5

     The following presents long-lived assets by geographical area based upon the location of the asset:

                                                                       6/30/99
                                                                       -------
          France ......................................................  19.3
          United States ...............................................  28.9
          Other foreign ...............................................   4.7
              Total ...................................................  52.9


     3.  SUBSEQUENT EVENTS:

     On July 3, 1999, Bio-Rad entered into an agreement with Sanofi-Synthelabo and Institut Pasteur to acquire the stock of PSD and certain other ancillary assets and to repay debt of PSD for total consideration not to exceed $210 million, subject to adjustments. The purchase price will be funded with the proceeds of a senior subordinated note offering, together with borrowings under a new senior credit facility, which will include a term loan and a revolving credit facility.